AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                               (Amendment No. 11)

This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and Elcom, Inc. f/k/a elcom.com, inc. ("Elcom, Inc.") (Elcom Services and Elcom, Inc. are referred to herein collectively as "Borrower).

     WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

     WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

     1. Total Credit Facility. The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following:

               "In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the "Credit Facility") of up to Thirteen Million Dollars ($13,000,000) ("Total Credit Limit"); provided, however, that on and after May 7, 2001, the Total Credit Facility shall be reduced to Eight Million Dollars ($8,000,000)."

     2.   Floorplan  Inventory Loan Facility.  The first sentence of Section
     3.2  is hereby deleted in its entirety and replaced with the following:

               "Subject to the terms of this Agreement, DFS may provide to Borrower floorplan financing for the acquisition of Inventory from vendors approved by DFS in DFS' reasonable credit judgment (each advance being a "Floorplan Inventory Loan"), up to an aggregate unpaid principal amount at any time not to exceed Thirteen Million Dollars ($13,000,000) (collectively, the "Floorplan Inventory Loan Facility"); provided, however, that at no time will the sum of principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Thirteen Million Dollars ($13,000,000.00); and provided, further, that on and after May 7, 2001, the Floorplan Inventory Loan Facility will be reduced to Eight Million Dollars ($8,000,000) and at no time on or after May 7, 2001 will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Eight Million Dollars ($8,000,000.00)."

     3.   Total Working Capital Credit Limit.

          3.1 Total Working Capital Credit Limit.  The first sentence of Section
          3.3 is hereby deleted in its entirety and replaced with the following:

               "Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower, and Borrower agrees to accept, working capital financing (each advance being a
               "Working Capital Loan") on Eligible Accounts and Eligible Inventory in the maximum aggregate unpaid principal amount at any time equal to the lesser of (i) the Borrowing Base and (ii) Thirteen Million Dollars ($13,000,000) ("Total Working Capital Credit Limit"); provided, however, that at no time will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Thirteen Million Dollars ($13,000,000.00); and provided, further, that on and after May 7, 2001, the Floorplan Inventory Loan Facility will be reduced to Eight Million Dollars ($8,000,000) and at no time on or after May 7, 2001 will the sum of the principal amount outstanding under the Floorplan Inventory Loan Facility plus the principal amount of outstanding Working Capital Loans exceed, in the aggregate, Eight Million Dollars ($8,000,000.00)."

     4. Term of Agreement. Section 4.1 of the Agreement is deleted and restated as follows:

          "4.1 Termination. Commencing April 15, 2001, this agreement will continue in full force and effect and be non-cancellable until May 20, 2001 (except that it may be terminated by DFS with no prior notice in the exercise of its rights and remedies upon Default by Borrower). Upon any termination by Borrower, Borrower must (a) make payment to DFS of all Obligations and (b) make payment to DFS of the fee described in Section 4.3 below. No termination shall relieve Borrower from any Obligations to DFS arising out of Loans made prior to the date of termination.

     5. Irrevocable Letter of Credit.

          (a) If the then-outstanding indebtedness owed by Borrower to DFS on May 7, 2001 is less than or equal to Ten Million Dollars ($10,000,000), DFS agrees to make a partial draw under Irrevocable Letter of Credit No. NSL093243, as amended, in the amount of Two Million Dollars ($2,000,000). DFS further agrees to apply the proceeds from the partial draw under the above-referenced Irrevocable Letter of Credit to reduce the indebtedness owed by Borrower to DFS under the Agreement to Eight Million Dollars
     ($8,000,000). If, after DFS has reduced Borrowers indebtedness to $8,000,000, any proceeds from the partial draw remain, DFS shall pay such remaining proceeds to Elcom International, Inc. If Borrower has failed to reduce the then- outstanding indebtedness owed by Borrower to DFS to $10,000,000 by May 7, 2001, no partial draw will be made by DFS and Borrower will be in Default under the Agreement.

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


          (b) Notwithstanding anything to the contrary in the Agreement, if (i) Borrower fails to pay in full all amounts due to DFS under the Agreement on or before May 20, 2001; or (ii) a Default by Borrower occurs under the Agreement, DFS may (x) exercise any and all of its rights and remedies under the Agreement accruing upon the occurrence of a Default including, but not limited to, the right to repossess the Collateral from Borrower and Elcom Ltd.; and (y) exercise any and all of its rights to draw upon any Irrevocable Letter of Credit issued in favor of DFS to the full amount of any such Irrevocable Letter of Credit.

     6. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:

          (a) execution and delivery of this Amendment by all parties hereto;

          (b) a reaffirmation by Elcom International, Inc. of the existing guaranties of the obligations of Borrower to DFS;

          (c) payment to DFS of a fee in good funds in the amount of Fifteen Thousand Dollars ($15,000.00); and

          (d) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

     7. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

     8. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

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




IN WITNESS WHEREOF, DFS, Elcom Services and Elcom, Inc. have executed this Amendment as of the 16th day of April, 2001.


                                        ELCOM SERVICES GROUP, INC.

ATTEST:

/s/ Peter Rendall                       By: /s/ Paul Mueller
  (Assistant) Secretary
                                        Print Name: Paul Mueller

                                        Title: VP Finance and Treasurer


                                        ELCOM, INC.

ATTEST:

/s/ Peter Rendall                       By: /s/ Paul Mueller
  (Assistant) Secretary
                                        Print Name: Paul Mueller

                                        Title: VP Finance and Treasurer


                                        DEUTSCHE FINANCIAL SERVICES
                                        CORPORATION



                                        By: /s/ Greg Ledington

                                        Print Name: Greg Ledington

                                        Title: VP Operations

                        Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No.
11), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of Elcom, Inc.) in all respects.


ELCOM INTERNATIONAL, INC.



By: /s/ Paul Mueller

Print Name: Paul Mueller

Title: VP Finance and Treasurer

Date: April 15, 2001

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